SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: August 24, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-3) Delaware (State or other jurisdiction of organization) 333-42127-03 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on September 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A. ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: September 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Megan Olson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-3 ABN AMRO Acct: 67-7998-10-6 Statement Date: 09/25/02 Payment Date: 09/25/02 Prior Payment: 08/26/02 Record Date: 08/26/02 WAC: 7.282309% WAMM: 300 Number Of Pages Table Of Contents REMIC Certificate Report 2 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail Mortgage Loan Characteristics Total Pages Included In This Package 7 0 0 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.ne 0 0 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN98003_200209 ABN AMRO Acct: 67-7998-10-6 REMIC II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 53,863,388.00 11,069,962.83 2,100,914.50 00077BBZ5 1,000.000000000 205.519244909 39.004499680 Class A-2 16,343,000.00 16,343,000.00 0.00 00077BCA9 1,000.000000000 1,000.000000000 0.000000000 Class A-3 31,807,248.00 31,807,248.00 0.00 00077BCB7 1,000.000000000 1,000.000000000 0.000000000 Class A-4 131,221,234.00 26,264,757.16 3,445,499.70 00077BCC5 1,000.000000000 200.156303667 26.257181060 Class A-5 84,232,214.00 18,015,093.75 4,958,158.13 00077BCD3 1,000.000000000 213.874156864 58.862968151 Class A-6 605,297.00 605,297.00 0.00 00077BCE1 1,000.000000000 1,000.000000000 0.000000000 Class A-X 18,334,272.00 5,370,445.97 0.00 00077BCF8 1,000.000000000 292.918419092 0.000000000 Class A-P 623,756.00 433,037.63 829.33 00077BCG6 1,000.000000000 694.242027331 1.329574385 Class M 7,156,103.00 6,836,897.05 7,498.01 00077BCH4 1,000.000000000 955.393885471 1.047778379 Class B-1 2,829,158.00 2,702,960.25 2,964.33 00077BCJ0 1,000.000000000 955.393883975 1.047778173 Class B-2 1,497,789.00 1,430,978.46 1,569.35 00077BCK7 1,000.000000000 955.393890595 1.047777758 Class B-3 998,526.00 953,985.31 1,046.24 00077BCM3 1,000.000000000 955.393560108 1.047784434 Class B-4 832,105.00 794,988.00 871.86 00077BCN1 1,000.000000000 955.393850536 1.047776422 Class B-5 832,105.00 794,988.00 871.86 00077BCP6 1,000.000000000 955.393850536 1.047776422 Class R-II Compon 100.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.00 118,053,193.44 10,520,223.31 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 0.00 0.00 8,969,048.33 00077BBZ5 0.00000000000 0.00000000000 166.514745229 Class A-2 0.00 0.00 16,343,000.00 00077BCA9 0.00000000000 0.00000000000 1,000.0000000 Class A-3 0.00 0.00 31,807,248.00 00077BCB7 0.00000000000 0.00000000000 1,000.0000000 Class A-4 0.00 0.00 22,819,257.46 00077BCC5 0.00000000000 0.00000000000 173.89912261 Class A-5 0.00 0.00 13,056,935.62 00077BCD3 0.00000000000 0.00000000000 155.0111887 Class A-6 0.00 0.00 605,297.00 00077BCE1 0.00000000000 0.00000000000 1,000.0000000 Class A-X 0.00 0.00 4,824,913.60 00077BCF8 0.00000000000 0.00000000000 263.16363157 Class A-P 0.00 0.00 432,208.30 00077BCG6 0.00000000000 0.00000000000 692.91245295 Class M 0.00 0.00 6,829,399.04 00077BCH4 0.00000000000 0.00000000000 954.34610709 Class B-1 0.00 0.00 2,699,995.92 00077BCJ0 0.00000000000 0.00000000000 954.34610580 Class B-2 0.00 0.00 1,429,409.11 00077BCK7 0.00000000000 0.00000000000 954.34611284 Class B-3 0.00 0.00 952,939.07 00077BCM3 0.00000000000 0.00000000000 954.34577567 Class B-4 0.00 0.00 794,116.14 00077BCN1 0.00000000000 0.00000000000 954.34607411 Class B-5 0.00 0.00 794,116.14 00077BCP6 0.00000000000 0.00000000000 954.34607411 Class R-II Compon 0.00 0.00 0.00 00077BCL5 0.00000000000 0.00000000000 0.0000000000 TOTAL 0.00 0.00 107,532,970.13 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Class A-1 62,268.54 0.00 6.750000000% 00077BBZ5 1.156045736 0.000000000 Fixed Class A-2 95,334.17 0.00 7.000000000% 00077BCA9 5.833333537 0.000000000 Fixed Class A-3 178,915.77 0.00 6.750000000% 00077BCB7 5.625000000 0.000000000 Fixed Class A-4 147,739.26 0.00 6.750000000% 00077BCC5 1.125879216 0.000000000 Fixed Class A-5 101,334.90 0.00 6.750000000% 00077BCD3 1.203042105 0.000000000 Fixed Class A-6 0.00 0.00 00077BCE1 0.000000000 0.000000000 Class A-X 30,208.76 0.00 6.750000000% 00077BCF8 1.647666185 0.000000000 Fixed Class A-P 0.00 0.00 00077BCG6 0.000000000 0.000000000 Class M 38,457.55 0.00 6.750000000% 00077BCH4 5.374091178 0.000000000 Fixed Class B-1 15,204.15 0.00 6.750000000% 00077BCJ0 5.374090100 0.000000000 Fixed Class B-2 8,049.25 0.00 6.750000000% 00077BCK7 5.374088072 0.000000000 Fixed Class B-3 5,366.17 0.00 6.750000000% 00077BCM3 5.374091411 0.000000000 Fixed Class B-4 4,471.81 0.00 6.750000000% 00077BCN1 5.374093414 0.000000000 Fixed Class B-5 4,198.21 (273.60) 6.750000000% 00077BCP6 5.045288756 (0.328804658)Fixed Class R-II Compon 0.00 0.00 6.750000000% 00077BCL5 0.000000000 0.000000000 Fixed 691,548.54 (273.60) 0 Total P&I Payment 11,211,771.85 Notes: (1) N denotes notional balance not included in total. (2) Interest pai Adjustment minus Deferred Interest equals Accrual. (3) Estimated. ABN AMRO Acct: 67-7998-10-6 REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 332,842,023.18 118,053,193.63 10,520,223.31 None 1,000.000000000 354.682358021 31.607256829 Class R-I Compone 0.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.18 118,053,193. 10,520,223 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 0.00 0.00 107,532,970.32 None 0.000000000 0.000000000 323.075101193 Class R-I Compone 0.00 0.00 0.00 00077BCL5 0.000000000 0.000000000 0.000000000 TOTAL 0.00 0.00 107,532,970. Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interests 691,548.54 (273.60) 7.03230923% None 2.077708017 (0.000822012) 7.02573646% Class R-I Compone 0.00 0.00 00077BCL5 0.000000000 0.000000000 TOTAL 691,548.54 (273.60) 0.00000000% Total P&I Payment 11,211,771.85 Notes: (1) N denotes notional balance not included in total (2) Interest paid Adjustment minus Deferred Interest equals Accrual (3) Estimated. Other Related Information Accrued ReimbursemenNet Prior Certificateof Prior Prepayment Unpaid Class Interest Losses Int. ShortfallsInterest Class A-1 62,268.54 0.00 0.00 0.00 Class A-2 95,334.17 0.00 0.00 0.00 Class A-3 178,915.77 0.00 0.00 0.00 Class A-4 147,739.26 0.00 0.00 0.00 Class A-5 101,334.90 0.00 0.00 0.00 Class A-6 0.00 0.00 0.00 0.00 Class A-X 30,208.76 0.00 0.00 0.00 Class A-P 0.00 0.00 0.00 0.00 Class M 38,457.55 0.00 0.00 0.00 Class B-1 15,204.15 0.00 0.00 0.00 Class B-2 8,049.25 0.00 0.00 0.00 Class B-3 5,366.17 0.00 0.00 0.00 Class B-4 4,471.81 0.00 0.00 0.00 Class B-5 4,471.81 0.00 0.00 2,836.00 Class R-I Compone 0.00 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 0.00 Total 691,822.14 0.00 0.00 2,836.00 Ending Actual Unpaid Interest Distribution Class Interest Loss of Interest Class A-1 0.00 0.00 62,268.54 Class A-2 0.00 0.00 95,334.17 Class A-3 0.00 0.00 178,915.77 Class A-4 0.00 0.00 147,739.26 Class A-5 0.00 0.00 101,334.90 Class A-6 0.00 0.00 0.00 Class A-X 0.00 0.00 30,208.76 Class A-P 0.00 0.00 0.00 Class M 0.00 0.00 38,457.55 Class B-1 0.00 0.00 15,204.15 Class B-2 0.00 0.00 8,049.25 Class B-3 0.00 0.00 5,366.17 Class B-4 0.00 0.00 4,471.81 Class B-5 3,125.55 0.00 4,198.21 Class R-I Compone 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 Total 3,125.55 0.00 691,548.54 Advances Prior Outstanding Principal Interest Made by Servicer 15,781.77 97,585.76 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 15,781.77 97,585.76 Current Period Principal Interest Made by Servicer 12,353.94 65,784.26 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 12,353.94 65,784.26 Recovered Principal Interest Made by Servicer 19,318.73 111,801.14 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 19,318.73 111,801.14 Outstanding Principal Interest Made by Servicer 8,816.98 51,568.88 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 8,816.98 51,568.88 Summary of REO Properties Principal # Property Name Date of REO Balance Book Value 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Recovery of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Summary of Repurchased, Liquidated or Disposed Loans Principal # Property Name Loan Number Balance Book Value 1 0 0.00 0.00 2 0 0.00 0.00 3 0 0.00 0.00 4 0 0.00 0.00 5 0 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Liquidation of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 0.00 0.00 3 0.00 0.00 4 0.00 0.00 5 0.00 0.00 Initial Coverage Remaining Amount Used Amount Special Hazard Coverage 4,824,150.00 1458541.193,365,608.81 Bankruptcy Coverage 132,759.00 0.00 132,759.00 Fraud Coverage 590,265.97 0.00 590,265.97 Asset-Backed Facts Delinq 1 Month Delinq 2 Months Distribution # Balance # Balance Date 09/25/02 3 860,503 0 0 01/00/00 0.86% 0.800% 0.00% 0.000% 08/26/02 3 870,387 2 580,046 01/00/00 0.79% 0.737% 0.52% 0.491% 07/25/02 4 1,125,198 2 484,606 01/00/00 0.98% 0.895% 0.49% 0.385% 06/25/02 5 1,297,153 0 0 01/00/00 1.18% 0.991% 0.00% 0.000% 05/28/02 5 1,235,562 2 562,425 01/00/00 1.13% 0.900% 0.45% 0.410% 04/25/02 7 1,915,038 0 0 01/00/00 1.52% 1.340% 0.00% 0.000% 03/25/02 2 511,431 1 249,704 01/00/00 0.41% 0.335% 0.20% 0.164% 02/25/02 6 1,559,139 0 0 01/00/00 1.17% 0.976% 0.00% 0.000% 01/25/02 4 1,077,392 0 0 01/00/00 0.73% 0.630% 0.00% 0.000% 12/26/01 3 787,267 0 0 01/00/00 0.50% 0.424% 0.00% 0.000% 11/26/01 2 520,967 1 221,044 01/00/00 0.31% 0.262% 0.16% 0.111% 10/25/01 2 491,857 0 0 01/00/00 0.30% 0.238% 0.00% 0.000% 09/25/01 2 529,700 1 251,107 01/00/00 0.30% 0.252% 0.15% 0.119% 08/27/01 2 494,202 1 221,715 01/00/00 0.29% 0.230% 0.14% 0.103% 07/25/01 2 473,499 0 0 01/00/00 0.28% 0.215% 0.00% 0.000% 06/25/01 3 868,586 1 271,638 01/00/00 0.41% 0.384% 0.14% 0.120% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Delinq 3+ Months Foreclosure/Bankruptcy Distribution # Balance # Balance Date 09/25/02 1 267,562 1 218,714 01/00/00 0.29% 0.249% 0.29% 0.203% 08/26/02 3 847,162 1 379,716 01/00/00 0.79% 0.718% 0.26% 0.322% 07/25/02 3 911,826 1 380,098 01/00/00 0.74% 0.725% 0.25% 0.302% 06/25/02 2 599,906 1 380,478 01/00/00 0.47% 0.458% 0.24% 0.291% 05/28/02 2 600,518 1 380,855 01/00/00 0.45% 0.438% 0.23% 0.278% 04/25/02 1 219,897 1 381,230 01/00/00 0.22% 0.154% 0.22% 0.267% 03/25/02 2 486,147 1 381,603 01/00/00 0.41% 0.319% 0.20% 0.250% 02/25/02 2 486,640 1 381,973 01/00/00 0.39% 0.305% 0.19% 0.239% 01/25/02 2 487,131 1 382,340 01/00/00 0.36% 0.285% 0.18% 0.223% 12/26/01 2 603,523 1 382,706 01/00/00 0.34% 0.325% 0.17% 0.206% 11/26/01 1 383,069 1 383,069 01/00/00 0.16% 0.193% 0.16% 0.193% 10/25/01 1 383,429 1 383,429 01/00/00 0.15% 0.186% 0.15% 0.186% 09/25/01 1 383,788 1 383,788 01/00/00 0.15% 0.183% 0.15% 0.183% 08/27/01 2 655,260 1 384,144 01/00/00 0.29% 0.305% 0.14% 0.179% 07/25/01 2 655,876 2 772,135 01/00/00 0.28% 0.297% 0.28% 0.350% 06/25/01 0 0 2 772,906 01/00/00 0.00% 0.000% 0.28% 0.342% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Distribution REO Modifications Date # Balance # Balance 09/25/02 1 382,234 0 0 01/00/00 0.29% 0.355% 0.00% 0.000% 08/26/02 1 382,639 0 0 01/00/00 0.26% 0.324% 0.00% 0.000% 07/25/02 1 383,042 0 0 01/00/00 0.25% 0.305% 0.00% 0.000% 06/25/02 1 383,442 0 0 01/00/00 0.24% 0.293% 0.00% 0.000% 05/28/02 1 383,840 0 0 01/00/00 0.23% 0.280% 0.00% 0.000% 04/25/02 1 384,236 0 0 01/00/00 0.22% 0.269% 0.00% 0.000% 03/25/02 1 384,629 0 0 01/00/00 0.20% 0.252% 0.00% 0.000% 02/25/02 1 385,019 0 0 01/00/00 0.19% 0.241% 0.00% 0.000% 01/25/02 1 385,407 0 0 01/00/00 0.18% 0.225% 0.00% 0.000% 12/26/01 1 385,793 0 0 01/00/00 0.17% 0.208% 0.00% 0.000% 11/26/01 1 386,176 0 0 01/00/00 0.16% 0.194% 0.00% 0.000% 10/25/01 1 386,557 0 0 01/00/00 0.15% 0.187% 0.00% 0.000% 09/25/01 1 386,935 0 0 01/00/00 0.15% 0.184% 0.00% 0.000% 08/27/01 1 387,312 0 0 01/00/00 0.14% 0.180% 0.00% 0.000% 07/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 06/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Effective with the September 1998 Distribution Foreclosure and REO included in the delinquency aging categories. #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Modified Loan Detail Disclosure Modification Modification Control # Date Description 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 Realized Loss Detail Dist. Disclosure Appraisal Appraisal Date Control # Date Value 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Beginning Gross Proceeds Disclosure Scheduled Gross as a % of Control # Balance Proceeds Sched Principal 0 0.00 0 0 0.00 0 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Aggregate Net Net Proceeds Disclosure LiquidationLiquidation as a % of Realized Control # Expenses * Proceeds Sched. Balance Loss 0 0.00 0 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 Current Total 0.00 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I servicing fees and unpaid trustee fees, etc.